LEGG MASON PARTNERS INCOME TRUST

SUPPLEMENT DATED APRIL 15, 2011 TO THE

STATEMENT OF ADDITIONAL INFORMATION, DATED

AUGUST 31, 2010, OF

LEGG MASON WESTERN ASSET OREGON MUNICIPALS FUND

Effective as of May 1, 2011, the following text replaces the section titled “Other Accounts Managed by Portfolio Managers”:

The table below identifies, for each portfolio manager, the number of accounts (other than the fund with respect to which information is provided) for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. For each category, the number of accounts and total assets in the accounts where fees are based on performance are also indicated.

Data for registered investment companies is shown based on the specific portfolio managers that are named in the applicable disclosure documents. Data for other pooled investment vehicles and other accounts is reported based on Western Asset’s practice of naming a particular individual to maintain oversight responsibility for each vehicle/account. Where the named individual has been assigned primary responsibility for oversight of an other pooled investment vehicle or other account, that vehicle/account has been allocated to that individual for disclosure purposes, but not other portfolio managers that may be involved in managing that vehicle/account.

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Joseph P. Deane	25 registered investment companies with approximately $28.2 billion in total assets under management (none of which charges a performance fee)	No other pooled investment vehicles	14 other accounts with approximately $1.6 billion in assets under management (none of which charges a performance fee)

David T. Fare	16 registered investment companies with approximately $14.2 billion in total assets under management (none of which charges a performance fee)	No other pooled investment vehicles	14 other accounts with approximately $1.6 billion in assets under management (none of which charges a performance fee)

Stephen A. Walsh	107 registered investment companies with approximately $178.5 billion in total assets under management (none of which charges a performance fee)	230 other pooled investment vehicles with approximately $110.7 billion in assets under management (of which 6 other pooled investment vehicles with approximately $1.1 billion in total assets under management charge a performance fee)	806 other accounts with approximately $185.4 billion in assets under management (of which 88 other accounts with approximately $24.6 billion in total assets under management charge a performance fee)

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Robert E. Amodeo	25 registered investment companies with approximately $28.2 billion in total assets under management (none of which charges a performance fee)	No other pooled investment vehicles	14 other accounts with approximately $1.6 billion in assets under management (none of which charges a performance fee)

Effective as of May 1, 2011, the following text replaces the section titled “Portfolio Manager Securities Ownership”:

The table below identifies ownership of portfolio securities by each portfolio manager as of April 30, 2010, unless otherwise noted.

Portfolio Manager	Dollar Range of Ownership of Securities ($)
Joseph P. Deane	None
David T. Fare	None
Stephen A. Walsh	None
Robert E. Amodeo	None

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